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                                                                   EXHIBIT 10.34

STD(CM)(TP)G93                                                Member Code: 53624

                         LLOYD'S SECURITY AND TRUST DEED
                      (Letter of Credit and Bank Guarantee)

THIS DEED is made the 29th day of November One thousand nine hundred and ninety six BETWEEN PXRE LIMITED whose registered office is at 29 ABINGDON ROAD, KENSINGTON, LONDON W8 6AM and whose registered number is 3099078 (hereinafter called "the Corporate Member") of the one part and the Society incorporated by Lloyd's Act 1871 by the name of LLOYD'S (hereinafter called "the Society") of the other part

WHEREAS:

(A) The Corporate Member has applied to become or already is a corporate underwriting member of the Society and this Deed is made in consideration of the Corporate Member's admission to such membership or of the continuance of its existing membership.

(B) In order to comply with the requirement of the Society that underwriting members should provide security in respect of their underwriting business at Lloyd's by way of inter alia Lloyd's Deposit the Corporate Member has agreed to enter into the covenant hereinafter contained and has procured that a person approved by the Society to issue letters of credit or guarantees (hereinafter called "the Guarantor") will either provide the Trustee with an irrevocable letter of credit or execute in favour of the Trustee a guarantee in either case in a form which has been prescribed by the Society.

(C) The Corporate Member has executed at the same time as this Deed or will shortly execute a deed or deeds (in a form approved by the Secretary of State under the Insurance Companies Act 1982) entitled Lloyd's Premiums Trust Deed declaring trusts upon which the premiums and other moneys received by or on behalf of the Corporate Member in connection with insurance business other than long term insurance business are to be held.

NOW THIS DEED made for the consideration aforesaid WITNESSETH and it is hereby AGREED AND DECLARED as follows:

1.                In this Deed unless the context otherwise requires:

Definitions

                  "the Beneficiaries" means all persons to whom the Corporate Member is or may at any time before the Termination Date become financially liable by reason of any default in respect of any of the Corporate Member's Lloyd's obligations and the singular has a corresponding meaning

                  "the Council" means the Council of Lloyd's or (in relation to any duty responsibility right power or discretion which is hereby imposed or conferred upon the Council but which has for the time being been delegated by the Council to the Committee pursuant to section 6(6)(a) of Lloyd's Act 1982) the Committee

                  "the Committee" means the Committee of Lloyd's

                  "funds at Lloyd's" means, at any given time, the amount of the funds at Lloyd's (as defined in the Membership Byelaw (No. 17 of 1993)) which at that time the Corporate Member is obliged to maintain in respect of its insurance business other than long term insurance business under the requirements of the Council





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                  "insurance" includes assurance reinsurance and reassurance

                  "Lloyd's obligations" in relation to the Corporate Member means all underwriting obligations incurred by the Corporate Member as an underwriting member of the Society at any time before the Termination Date and includes obligations to the Society and the Trustees and obligations arising under:

                  (a) The byelaws regulations rules directions or other requirements of the Society and

                  (b) any deed contract instrument or other arrangement of any kind approved by the Society but does not include obligations arising in respect of any letter of credit guarantee or other security given to secure the performance of any of the said underwriting obligations in favour of the person giving such guarantee or other security

                  "long term insurance business" means long term business and includes ordinary long term insurance business as defined in the Insurance Companies Act 1982 (or any amendment or re-enactment thereof)

                  "the managing agent" means the person for the time being acting as the Corporate Member's managing agent in respect of any part of the Corporate Member's underwriting business at Lloyd's

                  "the Premiums Trust Deed" means the deed or any one of the deeds referred to in recital (C) hereof and includes any further such deed which may hereafter be executed by the Corporate Member in addition thereto or substitution therefor

                  "the Premiums Trustees" means the trustees for the time being of the Premiums Trust Deed

                  "the Premiums Trust Fund" means the fund of premiums and other moneys held from time to time by or under the control of the Premiums Trustees upon the trusts of the Premiums Trust Deed

                  "property" includes securities and all choses in action whether the system by which they are recorded held and transferred is based on written documents or on computer records or on some combination of the two

                  "qualifying reserves" means, at any given time, the aggregate value of any funds at Lloyd's maintained by the Corporate Member otherwise than under this Deed in respect of its insurance business other than long term insurance business, such value being determined as at the most recent valuation date applicable under the requirements of the Council relating to funds at Lloyd's and being calculated in accordance with those requirements

                  "requirements of the Council" means any requirement imposed by any byelaw or regulation made under Lloyd's Acts 1871 to 1982, any condition or requirement imposed or direction given under any such byelaw or regulation, any direction given under section 6 of Lloyd's Act 1982, any requirement imposed by or under any undertaking given to the Society or to the Council by the Corporate Member or the Covenantor and any other requirement imposed or direction given by the Council under Lloyd's Acts 1871 to 1982

                  "securities" includes shares stock and debentures of all descriptions whether the system by which they are recorded held and transferred is based on written documents or on computer records or on some combination of the two





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                  "Special Reserve Funds" means funds set up in accordance with arrangements referred to in sections 452 to 456 of the Income and Corporation Taxes Act 1988 or section 175 of, and Schedule 20 to, the Finance Act 1993 (or in each case any amendment or re-enactment thereof) and the singular has a corresponding meaning

                  "the Termination Date" means the 80th anniversary of the date of this Deed (so that the perpetuity period applicable hereto shall be 80 years)

                  "the Trustees" means the society and the other trustees for the time being of the trusts hereby created and the singular has a corresponding meaning

                  "the Trust Fund" means the letter of credit or guarantee mentioned in recital (B) hereof and the Corporate Member's covenant in clause 2(b) hereof and the full benefit of each of them and all moneys or other property hereafter at any time paid or transferred to or under the direct or indirect control of the Trustees upon the trusts hereof and all accumulations of income and the investments and other property hereafter for the time being representing the same.

2.                In consideration of the Corporate Member's admission as an
Corporate         underwriting member of the society (or of the continuance of
Member's          such membership) the Corporate member hereby:
Declaration
and               (a)      with the intention of establishing a binding trust
Covenant                   for the benefit of the Beneficiaries irrevocably
                           declares and directs that the Trust Fund shall henceforth be held by the Trustees upon and with and subject to the trusts powers and provisions set out herein;

                  (b) covenants with the Trustees that if and whenever the Trustees on or before the Termination Date serve on the Corporate Member a written demand for the payment of a sum on account of its funds at Lloyd's the Corporate Member will within 30 days thereafter pay such sum to the Trustees to be held by them upon the trusts hereof

                           Provided that the Corporate Member's aggregate liability hereunder shall be limited to the sum for the time being required from the Corporate Member by way of funds at Lloyd's less any qualifying reserves;

                  (c) covenants with the Trustees that as security for the Corporate Member's foregoing obligation the Corporate Member will procure that the Guarantor will:

                           (i) maintain in full force the letter of credit or guarantee mentioned in recital (B) hereof; and

                           (ii) from time to time so renew or extend the said letter of credit or guarantee that it shall at all times be valid and enforceable for at least the next four years;

                  (d) covenants with the Trustees that whenever any sum is paid to the Premiums Trustees or otherwise applied under clause 5(b) hereof the Corporate Member will thereafter (if so required by the Society) procure that before any further payment is made to the Corporate Member out of the future profits of the Corporate Member's underwriting business at Lloyd's there shall be paid to the Trustees out of such profits sums equal in the aggregate to the sum so paid or applied to be held by the Trustees as an accretion to the Trust Fund; and

                  (e) by way of security for the performance of the foregoing covenant charges the future profits of the said business with payment of all sums from time to time payable to the Trustees thereunder (subject to any prior charge contained in the Premiums Trust
                           Deed)





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                           and for that purpose and to that extent assigns the
                           said profits to the Trustees to hold upon the trusts hereof.

3.                The Trustees shall hold the Trust Fund upon trust that they
Trust to Sell     may either allow the same or any part of it to remain as
or Retain         actually invested so long as they think fit or may at their discretion sell call in or convert into money the same or any part of it and shall invest the moneys produced thereby and any other capital moneys held upon the trusts hereof in any investments hereby authorised with power to vary or transpose any investments for others hereby authorised.

4.                The Trustees shall stand possessed of the Trust Fund and the
Powers of         income thereof:
Appointment
and               (a)      upon such trusts for the benefit of the Corporate
Determination              Member or the Beneficiaries or any one or more of
                           them exclusive of the others in such shares and subject to such terms and limitations and with such discretionary trusts and powers exercisable by such persons as the Society shall from time to time (for the purpose for promoting the effective securing of the Corporate Member's Lloyd's obligations or the beneficial and convenient execution and administration of the trusts hereof) by deed or deeds revocable or irrevocable executed before the Termination Date but without infringing the rule against perpetuities appoint;

                  (b) upon trust if the Society shall at any time or times before the Termination Date by deed declare that the trusts hereby created are determined in respect of the Trust Fund or any part of it to pay and transfer the same to the Corporate Member absolutely.

5.                In default of and subject to any such appointment or
Trusts declaration the Trustees shall hold the Trust Fund and its income upon the following trusts:

                  (a) Until the Termination Date the income of the Trust Fund shall be held upon and subject to the following trusts and powers:

                           (i) subject as hereinafter provided upon trust for the Corporate Member absolutely;

                           (ii) if and whenever the Trustees determine that an event has occurred which brings into operation any of the trusts or powers contained in clause 5(b) hereof then (subject to those trusts and powers) upon trust to accumulate the subsequent income and add it to the capital of the Trust Fund;

                           (iii)    whenever the income is subject to
                                    accumulation as aforesaid the Trustees may at their discretion (exercisable in accordance with the requirements of the Council) by written instrument declare that accumulation shall cease whereupon the subsequent income shall be subject to all the provisions of this clause 5(a);

                  (b) Until the Termination Date the Trust Fund and its income shall be held upon and subject to the following trusts or powers:

                           (i) if and whenever the Corporate Member shall make default in respect of any of the Corporate Member's Lloyd's obligations the Trustees may apply the Trust Fund or its income or any part thereof in discharging or making good such default in such manner and to such extent as the Trustees think fit (whether by payment direct to the Beneficiary affected reinsurance purchase of claims or returns of premiums or otherwise);

                           (ii) if and whenever it appears to the Trustees from a certificate or report of auditors approved by the Council that either





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                                    (aa)    insufficient assets are available in
                                            the Premiums Trust Fund to meet the
                                            Corporate Member's Lloyd's
                                            obligations; or

                                    (bb)    the Corporate Member has sustained
                                            on a closed underwriting account an
                                            ascertained loss which has not been
                                            funded;

                                    The Trustees may pay or apply the Trust Fund or its income or any part thereof in any manner directed by the Premiums Trust Deed for the payment or application of the Premiums Trust Fund or may pay the same to the Premiums Trustees as an accretion to the Premiums Trust Fund;

                           (iii) if and whenever it shall be established to the satisfaction of the Trustees that any person (including the Society) has at any time (with or without the knowledge and consent of the Corporate Member) in good faith applied moneys not belonging to the Corporate Member in or towards the discharge of any claim accepted by the managing agent upon any contract of insurance underwritten at Lloyd's by or on account of the Corporate Member the Trustees may act under sub-clause
                                    (b)(i) above as if the Corporate Member was in default in respect of such claim and as if the person so applying such moneys was a Beneficiary;

                  (c) Subject as aforesaid the Trust Fund and its income shall be held upon the following trusts:

                           (i) if before the Termination Date the Corporate Member shall cease (for any reason whatsoever) to be a person obliged under the requirements of the Council maintain funds at Lloyd's and it shall be established to the satisfaction of the Trustees that all the Corporate Member's Lloyd's obligations have been discharged or otherwise finally provided for the Trustees shall hold the Trust Fund and its income upon trust for the Corporate Member absolutely;

                           (ii) subject as aforesaid the Trustees shall at the Termination Date pay and transfer the Trust Fund and its income to the Premiums Trustees as an accretion to the Premiums Trust Fund and to be held by them upon the trusts of the Premiums Trust Deed;

                  (d) Subject as aforesaid the Trust Fund and its income shall be held upon trust for the Corporate Member absolutely.

6.                Notwithstanding anything hereinbefore contained:
Release and
Advancement       (a)      The Society may at any time or times before the
                           Termination Date:

                           (i) by deed release wholly or in part all or any of the discretionary trusts or powers hereby conferred on the Trustees in respect of the whole or any part of the income or capital of the Trust Fund; or

                           (ii) by written instrument release wholly or in part all or any of the Corporate Member's outstanding obligations under clause 2 hereof;

                  (b) Section 32 of the Trustee Act 1925 shall apply to the Trust Fund but as if all the provisos in subsection
                           (1) were omitted.

7.                Subject to the requirements of the Council:

Powers of





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Investment        (a)      Moneys to be invested hereunder may be applied or
                           invested in the purchase of any investments or property for the time being authorised by the Council for the investment of Lloyd's Deposits (whether producing income or not and whether properly described as investments or not and whether or not within the range of investments authorised by law for the investment of trust funds);

                  (b) Securities comprised in the Trust Fund may be deposited with or lent (with or without security) to any incorporated company or building society or bank or discount house or local or governmental authority other than any of the following:

                           (i)      the corporate Member itself;

                           (ii) any company which is an associate of the Corporate Member for the purposes of section 435 of the Insolvency Act 1986 (or any amendment or re-enactment thereof);

                           (iii)    any other corporate member of the Society.

                  (c) Any part of the Trust Fund may be pooled with other property held in the names or under the control of the Trustees or of the Trustees jointly with other trustees upon the trusts of other Lloyd's Deposits or of Lloyd's Special Reserve Funds or Premiums Trust Funds including the Premiums Trust Fund and may accordingly be deposited or otherwise applied together with such other sums and without any obligation to keep them separate;

                  (d) Moneys may be invested in securities or property in any part of the world which are recorded held and transferred by an officially established or officially regulated system which is based wholly or partly on computer records (including in particular the systems currently operated in the USA under the names of the "Fedwire" and the Depository Trust Company).

         8. In the administration of the trusts hereof the Trustees shall have the following powers in addition

Other Powers      to those conferred on them by law:

                  (a) Power to cause or permit the Trust Fund or any part of it to be held in the name or under the direct or indirect control of any nominee approved for the purpose by the Council (whether or not one of the Trustees and whether resident within or outside the United Kingdom) and to pay the remuneration and expenses of such nominee out of the capital or income of the Trust Fund;

                  (b) Power to participate (whether directly or indirectly through one or more nominees) in any system for the recording holding or transferring of securities or any choses in action which is based wholly or partly on computer records and which is officially established or officially regulated in any part of the world (including in particular any system for the transfer of securities established by the Bank of England and the Stock Exchange under the Stock Transfer Act 1982) and including power (when participating indirectly) to allow a nominee for the purpose of such participation to mix property comprised in the Trust Fund with other property held by that nominee for that purpose;

                  (c) Power to exercise the voting powers conferred on them as the holders of any securities from time to time comprised in the Trust Fund and to concur in and make any arrangements in connection with any reconstruction amalgamation or winding up of any





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                           company whose securities are so comprised as if the
                           Trustees were absolute owners beneficially entitled;

                  (d) Power to appropriate any investment or property from time to time forming part of the Trust Fund in its actual state of investment to or towards any share or interest in the Trust Fund upon making such valuations as the Trustees think fit and without obtaining the consent of any person;

                  (e) Power at any time or times by revocable written instrument to delegate to any person for any period and in any manner and upon any terms (including power for the delegate to sub-delegate) the exercise of any of the administrative powers or discretions hereby conferred on them without being liable for the acts or defaults of any such delegate or sub-delegate or for any loss to the Trust Fund resulting therefrom the power at any time by written instrument to revoke any such delegation, and in particular power so to delegate their powers under clause 3 hereof to any person who appears to them to be fit and proper and who is an authorised or exempted person within the meaning of the Financial Services Act 1986 (or any amendment or re-enactment thereof);

                  (f) Power to raise and pay out of the Trust Fund (without prejudice to their lien thereon) any taxes charges expenses or other outgoings for which they may be accountable or liable as Trustees hereof or otherwise incurred by the Society or Trustees (in whatever capacity) in connection with these presents or the Corporate Member's membership of the Society or anything done in connection therewith and in this clause 8(f) "taxes" includes any liability of the Trustees or the Society to pay to any person (whether by way of indemnity or otherwise) any amount for or on account of taxes however the rights of that person against the Trustees or the Society may arise.

         9.                         (a)     Nothing herein contained shall
                                            entitle any Beneficiary to receive
                                            any account of the Trust
Accounts and               Fund or its income unless the Trustees have decided
Apportionment              to pay or apply some part thereof for his benefit and
                           have notified him of such decision in writing.

                  (b) All income of the Trust Fund shall be deemed to accrue wholly on the date of receipt and shall not be apportionable in respect of time.

         10.                        (a)     The Society shall be entitled to
                                            remuneration for acting as a trustee
                                            in accordance with
Society as                 terms and conditions prescribed by the requirements
Trustee                    of the Council.



                  (b) The Society may retain for its own benefit any fee commission or share of commission to which it may become entitled by reason of any deposit loan or other investment or application of the Trust Fund or any part of it made in the Society's name.

                  (c) In the professed execution of the trusts and powers hereof neither the Society nor the Council nor the Committee nor any other committee sub-committee or body of persons nor any other agent employee or person through or by which or whom the Society the Council or the Committee may act shall in any circumstances incur any liability to the Corporate Member or to any Beneficiary for negligence.

         11.                        (a)     The statutory power of appointing
                                            new Trustees shall apply to the
                                            trusts hereby
Trustees created and shall at all times be vested in the Society.





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                  (b)      The Society may at any time by deed remove any
                           Trustee (but shall not remove a sole Trustee without appointing at least one other in his place).

                  (c) A corporation may be appointed as Trustee or custodian trustee whether or not it is within the statutory definition of trust corporation.

                  (d) A trust corporation shall be entitled to remuneration for its services in accordance with its normal published terms from time to time and any other Trustee (including a corporation) engaged in any profession or business shall be entitled to be paid all usual professional or proper charges for business transacted time expended and acts done by him or any partner or employee of his in connection with the trusts hereof including acts which a trustee not being in any profession or business could have done personally.

                  (e) Any individual Trustee may act as an officer or employee of any company whose securities are comprised in the Trust Fund or of any subsidiary of any such company and may retain for himself any remuneration which he may receive as such officer or employee notwithstanding that any votes or other rights attached to any such securities may have been instrumental either alone or in conjunction with other matters or by reason of their non-exercise in procuring or continuing for him his position as such officer or employee or that his qualification for any such position may be constituted wholly or partly by the holding of such securities.

                  (f) In the professed execution of the trusts and powers hereof no Trustee (including the Society) shall be liable for any loss to the Trust Fund arising by reason of any improper investment made in good faith or the negligence or fraud of any delegate or agent appointed or employed by him or by any other Trustee (although such appointment or employment was not strictly necessary or expedient) or by reason of any mistakes or omissions made in good faith by any Trustee or by reason of any other matter or thing except wilful and individual wrongdoing on the part of the Trustee who is sought to be made so liable.

         12.                        (a)     This Deed shall be read and
                                            construed and take effect in all
                                            respects in accordance with
English Law                English law.

                  (b) The parties hereto irrevocably and unconditionally submit for all purposes of and in connection with the Deed to the exclusive jurisdiction of the English Courts.

         13. The marginal notes herein contained are for reference only and shall not control the meaning or

Marginal          effect of this Deed.

Notes

                  IN WITNESS whereof the parties hereto have duly executed this instrument as a deed the day and year first before written

EXECUTED AS A DEED AND
DELIVERED BY PXRE LIMITED
acting by





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/s/ Gerald L. Radke
-------------------------------
Director


/s/ Sanford M. Kimmel
-------------------------------
Director/Secretary

                  The common Seal of Lloyd's was hereunto affixed in
                  the presence of                                         [SEAL]

                  Authorised Signatory

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